UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2025

LYONDELLBASELL INDUSTRIES N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	001-34726	98-0646235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Post Oak Blvd Suite 5100 Houston, Texas USA 77056	4th Floor, One Vine Street London W1J0AH The United Kingdom	Delftseplein 27E 3013 AA Rotterdam The Netherlands
(Addresses of principal executive offices)(Zip code)

(713) 309-7200	+44 (0)207 220 2600	+31 (0)10 275 5500
(Registrant’s telephone numbers, including area codes)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary Shares, € 0.04 par value	LYB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On May 6, 2025, LyondellBasell Industries N.V. (the “Company”) and its wholly owned subsidiary, LYB International Finance III, LLC (the “Issuer”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with BofA Securities, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein, relating to the underwritten public offering and sale by the Issuer of $500 million aggregate principal amount of 6.150% Guaranteed Notes due 2035 (the “Notes”). The Notes will be fully and unconditionally guaranteed by the Company. The closing of the issuance of the Notes is expected to occur on May 15, 2025, subject to customary closing conditions.

The offering of the Notes was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s Registration Statement on Form S-3ASR (Registration No. 333-283755), and was made pursuant to the prospectus dated December 12, 2024 (the “Base Prospectus”), as supplemented by the prospectus supplement dated May 6, 2025 relating to the Notes and filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act (together with the Base Prospectus, the “Prospectus”). The Notes will be issued under a base indenture, dated as of October 10, 2019, among the Company, the Issuer and Wells Fargo Bank, National Association, as trustee (the “Base Indenture”), as supplemented by a supplemental indenture dated May 17, 2023, among the Company, the Issuer, Computershare Trust Company, N.A., as base trustee (as successor to Wells Fargo Bank, National Association), and The Bank of New York Mellon Trust Company, N.A., as trustee (the Base Indenture as so supplemented, the “Indenture”). The terms of the Notes and the guarantees by the Company will be set forth in an officer’s certificate of the Issuer to be dated May 15, 2025 delivered pursuant to the Indenture (the “Officer’s Certificate”).

The descriptions of the Notes, the Indenture, and the Officer’s Certificate are included in the Prospectus and are incorporated herein by reference. The description above is a summary and is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference.

Item	9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1*	Underwriting Agreement dated May 6, 2025 among LyondellBasell Industries N.V., LYB International Finance III, LLC, and BofA Securities, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

104*	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LYONDELLBASELL INDUSTRIES N.V.

Date: May 7, 2025	By:	/s/ Jeffrey A. Kaplan
	Name:	Jeffrey A. Kaplan
	Title:	Executive Vice President and General Counsel